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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 22, 2001 relating to the consolidated financial statements, which appears in Plains Resources Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP
    Houston, Texas
    July 31, 2001